                                                                    EXHIBIT 10.3

                               GUARANTEE AGREEMENT

     GUARANTEE  dated as of August 31, 2003 is made by SUEZ,  a societe  anonyme organized  under the laws of the Republic of France  ("GUARANTOR"),  in favor of
Blackstone/Neptune  Acquisition  Company L.L.C.,  a Delaware  limited  liability company ("BUYER").

     WHEREAS,  each of Leo Holding Company, a Delaware  corporation ("LEO"), and
Nalco International S.A.S., a societe par actions simplifiee organized under the laws of the Republic of France ("NIS" and,  together with LEO, the "SELLERS" and each a "SELLER"), are indirect wholly-owned subsidiaries of Guarantor; and

     WHEREAS, the Sellers and Buyer have concurrently herewith entered into that certain  Stock  Purchase  Agreement  dated as of as the date  hereof (the "STOCK
PURCHASE  AGREEMENT";  unless otherwise  defined herein,  capitalized terms used herein are used as defined in the Stock Purchase Agreement), which provides for, among other things,  the acquisition by Buyer,  and the sale by the Sellers,  of the Shares;

     NOW,  THEREFORE,  in order to induce Buyer to enter into the Stock Purchase
Agreement,  Guarantor hereby issues and delivers to and for the benefit of Buyer this Guarantee (the "GUARANTEE"):

     1. The Guarantee.  Guarantor hereby unconditionally guarantees the full and punctual  payment of all amounts  which are or may become due and payable by any
Seller  under the  Stock  Purchase  Agreement  (the  "GUARANTEED  OBLIGATIONS"),
including,  but not limited to,  payment of any amounts  that may become due and payable by any Seller under Section 8.09 or Section 11.02 thereof.  Upon failure by any Seller to pay punctually any Guaranteed  Obligation,  Guarantor shall pay the Guaranteed Obligation within five business days after demand therefor.  This
Guarantee is intended to constitute a guarantee of payment and  performance  and not merely a  guarantee  of  collection  and shall not be  conditioned  upon the pursuit of any remedies against any Seller.  Any payment shall be in immediately available funds and at the place specified in the demand.

2. Guarantee Unconditional and Full Performance. The obligations of Guarantor pursuant hereunder shall be unconditional and absolute, and shall remain in full force and effect until all Guaranteed Obligations under the Stock Purchase
Agreement have been performed in full.

     3. Subrogation. Upon performance by Guarantor of any Guaranteed Obligation,
Guarantor  shall be  subrogated  to the  rights of Buyer  with  respect  to such
Guaranteed Obligation.

     4.  Representations  and Warranties.  Guarantor  represents and warrants to
Buyer that:

          (a)  Corporate  Existence and Powers.  Guarantor is a societe  anonyme duly organized, validly existing and in good standing under the laws of the
     Republic of France.

          (b) Corporate Authorization.  The execution,  delivery and performance by Guarantor of this  Guarantee are within  Guarantor's  corporate or other organizational  powers  and have  been  duly  authorized  by all  necessary corporate or other  organizational  action on the part of  Guarantor.  This
     Guarantee constitutes a valid and binding agreement of Guarantor.

          (c)   Governmental   Authorization.   The   execution,   delivery  and
     performance  by Guarantor of this  Guarantee  and the  consummation  of the transactions  contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official.

          (d)  Noncontravention.  The  execution,  delivery and  performance  by
     Guarantor  of this  Guarantee  and  the  consummation  of the  transactions contemplated  hereby  do not and will not (i)  violate  the  organizational documents of Guarantor or (ii) violate in any material respect any material applicable law, rule, regulation, judgment, injunction, order or decree.

     5.  Amendments and Waivers.  Any provision of this Guarantee may be amended or waived if, but only if, such  amendment or waiver is in writing and is signed by Buyer and Guarantor.

     6.  Successors and Assigns.  This Guarantee shall be binding upon Guarantor and its successors and assigns.

     7. Governing Law. This Guarantee  shall be construed in accordance with and governed by the law of the State of New York.

     8.  Jurisdiction.  The  parties  hereto  agree  that any  suit,  action  or proceeding  seeking to enforce any provision of, or based on any matter  arising out of or in  connection  with,  this  Agreement  shall be brought in the United
States  District  Court for the  Southern  District  of New York or any New York
State court  sitting in New York City,  so long as one of such courts shall have subject matter  jurisdiction over such suit, action or proceeding,  and that any cause of action  arising  out of this  Agreement  shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby  irrevocably  consents  to the  jurisdiction  of such  courts (and of the appropriate  appellate courts  therefrom) in any such suit, action or proceeding and irrevocably  waives,  to the fullest extent  permitted by law, any objection that it may now or  hereafter  have to

the laying of the venue of any such suit, action or proceeding in any such court or that any such suit,  action or proceeding  which is brought in any such court has been brought in an inconvenient  forum.  Process in any such suit, action or proceeding may be served on any party  anywhere in the world,  whether within or without the jurisdiction of any such court.

                           [Signature Page to Follow]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Guarantee to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

                              SUEZ

                              By: /s/ Michel Sirat
                                  --------------------------------------------
                                  Name:   Michel Sirat
                                  Title:  Senior Vice President, Financial
                                          Operations, Treasury and Tax

Agreed to and accepted by:

BLACKSTONE/NEPTUNE ACQUISITION COMPANY, L.L.C.

By: /s/ Chinh Chu
    --------------------------------------------
    Name:  Chinh Chu
    Title: President